Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2021
Property and equipment, net
Schedule of Property and Equipment

Property and equipment consist of the following:

	As of December 31,
	2020	2021
	US$	US$
Warehouse equipment	1,046,300	1,163,635
Furniture and office equipment	891,970	909,817
Leasehold improvements	656,792	672,162
Total	2,595,062	2,745,614
Less: Accumulated depreciation	(1,628,553)	(2,148,662)
Less: Impairment	—	(482,430)
Property and equipment, net	966,509	114,522